EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Banjo & Matilda, Inc., a Nevada corporation (the “Company”), on Form 10-K for the year ended June 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), Brendan Macpherson, Chief Executive Officer and Chief Accounting Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 25, 2019	By:	/s/ Brendan Macpherson
Brendan Macpherson
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)